CAVANAL HILL FUNDS

Supplement dated March 15, 2016
to the
Statutory Prospectus
dated December 31, 2015

The Board of Trustees (the “Board”) of the Cavanal Hill Funds (the “Fund”) unanimously approved the following changes, to be made on the date upon which the Post-Effective Amendment to the Registration Statement for the Cavanal Hill Funds that was filed January 6, 2016 becomes effective with the Securities and Exchange Commission (the “Effective Date”; anticipated to be April 1, 2016):

Change in Name of the Series Known As the Balanced Fund and Adjustment of the Percentage of Equity Securities to be Maintained

On the Effective Date, the name of the Cavanal Hill Balanced Fund shall be changed to the Cavanal Hill Active Core Fund. The Cavanal Hill Active Core Fund name will replace all instances of the Cavanal Hill Balanced Fund in the Funds’ Statutory Prospectus.

The percentage of equity securities that the Fund normally invest in shall change from “between 40% and 75%” to “between 40% and 75%.”

Change in Name of the Class in the Tax-Free Money Market Fund Known as the Institutional Share Class

On the Effective Date, the name of the Cavanal Hill Tax-Free Money Institutional Share Class shall be changed to the Cavanal Hill Tax-Free Money Market Reserve Share Class. The Cavanal Hill Tax-Free Money Market Reserve Share Class name will replace all instances of the Cavanal Hill Tax-Free Money Institutional Share Class in the Funds’ Statutory Prospectus.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE.